Mattersight Q3 2011 Earnings Webinar November 09, 2011 Exhibit 99.2

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Safe Harbor Language
During today’s call we will be making both historical and
forward-looking statements in order to help you better
understand our business.  These forward-looking statements
include references to our plans, intentions, expectations,
beliefs, strategies and objectives.  Any forward-looking
statements speak only as of today’s date.  In addition, these forward-looking statements are subject to risks and
uncertainties that could cause actual results to differ
materially from those stated or implied by the forward-
looking statements.  The risks and uncertainties associated
with our business are highlighted in our filings with the SEC, including our Annual Report filed on Form 10-K for the year
ended January 1, 2011, our quarterly reports on Form 10-Q,
as well as our press release issued earlier today.
Mattersight undertakes no obligation to publicly update or
revise any forward-looking statements in this call.  Also, be advised that this call is being recorded and is copyrighted by
Mattersight Corporation.

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3

Q3 Overview

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Q3 Highlights
•
Revenues
Grew Subscription Revenues by 9% sequentially to $5.3 million
Grew Total revenues by 6% sequentially to $7.0 million
•
Contracts and Backlog
Signed $9.6 million of Managed Services contracts
Grew Backlog to a record $102.3 million
Increased Backlog 74% year/year
•
Operating Performance
Expanded gross margins by 200 bps
Improved operating performance by 600 bps
•
Continued to Grow Pipeline
Signed 2 new pilots in Q3
Signed 3 new pilots in Q4 to date (including our first telco/cable client)

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Revenue Review
Revenue
Type
Q3
Actual
Sequential
Change
Subscription Revenues $5.3 m 9%
Amortized Deployment
Fees and Add On
Consulting Revenues
$1.2m -4%
Total Behavioral Analytics
Revenues
$6.5m 6%
Other Revenues $0.5m 8%
Total Revenues $7.0m 6%

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Bookings Review
Contract
Type
Q3 2011
Bookings
Last Four Quarter
Bookings
Add On Contracts with
Existing Customers
$2.0m $33.7m
Expansions within Existing
Customers
$1.8m $6.6m
Renewals $5.8m $22.8m
New Logos $0 $7.7m
Total $9.6m $70.8m

Application
Q3 2011
Bookings
Last Four Quarter
Bookings
Call Center
Customer Service
$5.2m $54.1m
Call Center
Sales and Collections
$0.4m $10.3m
Other Applications $4.0m $6.4m
Total $9.6m $70.8m

$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
$58.9
$84.5
$80.1
$100.0
$102.3
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011

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Backlog (in Millions) Notes Backlog up ~74% year over year Revenue retention rate of Behavioral Analytics subscriptions is ~95% 7

7
6
5
4
3
2
1
0
0
1
2
4
4
0
1
2
2
4
3
7
Q3 2010
Q4 2010
Q1
Q2 2011
Q4 2011*
New Pilots
Total Pilots in Progress

As of 11/9/2011

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Pilot Pipeline 8 2011 Q3 2011

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Headcount Business Function Q3 Headcount Sequential Change Development and Operations 179 10% Sales and Marketing 24 4% G&A 16 (11%) Total 219 8% 9

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Discussion of Operating Results

Income Statement
Category
Q2
2011
Q3
2011
Target
Model
Comments
Subscription
Revenues As a % of
Total Revenues
73% 75% 90%
Subscription revenues will grow faster
than other revenue categories
Gross Margin 52% 54% 65%
Core Subscription and Add On
Revenues have higher margins than
other revenues
Sales and Marketing 33% 34% 20% Driven by Scale
Development 28% 30% 13% Driven by Scale
G&A 26% 19% 7% Driven by Scale
Adjusted EBITDA -35% -29% 25%
We currently expect our Q4 operating performance will improve by an additional 900 to 1,100 bps

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Arbitration with TCV
•
Background
On July 29th Mattersight entered into Arbitration with Technology Crossover
Ventures (TCV)
TCV owns 53% of the Series B Preferred and has expressed the position that the sale of the ICS business triggers the requirement of a cash payment equal to the full amount of the Series B liquidation preference
The liquidation preference is $5.10 per share of outstanding Series B Stock
(approximately $18 million)
The Company and Sutter Hill Ventures (who owns 38% of the Series B) disagree with TCV’s position
Until the resolution of the Arbitration, we have agreed to hold $18.4 million as
Restricted Cash (liquidation preference plus accrued dividends)
•
Arbitration
The issue remains in arbitration

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12

Q4 Guidance and Summary

Q4 Guidance 13 • 18% to 22% sequential increase in Subscription Revenues • 16% to 20% sequential increase in Total Revenues

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Investment Highlights
• Large, Untapped Market
US TAM of $10+ billion per year
<5% penetrated
• Significant Opportunity with Existing Customers
Installed base TAM of ~$200 million
~15% penetrated
• Enterprise Analytics Footprint Delivered in the Cloud
Analytics for service, sales, and collections call centers
Mattersight also has analytics applications for fraud, customer retention and the back office
The company’s analytics are delivered in the cloud and virtually all of its revenues are recurring
• Significant Customer Returns and Impressive Customer List
Mattersight’s unique analytics and delivery model generates significant returns for its customers
Customers include 3 of the top 5 HMOs; 3 of the top 4 Property & Casualty Insurance companies; 1 of the 3 largest retail banks; and 1 of the 2 largest Prescription Benefit Management companies
• Large and Sticky Customer Relationships
Average revenue per customer is in excess of $1 million per year
Average initial contract duration of 3 to 5 years
• Significant Revenue Visibility
Large Contract Backlog
95%+ revenue retention rate

15 Thank You • Kelly Conway - 847.582.7200 - kelly.conway@mattersight.com • Tyson Marian - 312.454.3527 - tyson.marian@mattersight.com • Bill Noon - 847.582.7019 - bill.noon@mattersight.com